UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ____________________


       Date of Report (Date of Earliest Event Reported): November 2, 2005


                    Cornerstone Ministries Investments, Inc.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Georgia                     001-32165                   58-2232313
     -------                     ---------                   ----------
    (State of              (Commission File No.)           (IRS Employer
   Incorporation)                                       Identification No.)


             2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040
             -------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (678) 455-1100
                                 --------------
              (Registrant's Telephone Number, including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     On November 2, 2005 Cornerstone Ministries Investments, Inc. engaged Berman, Hopkins & Moss, LLP, 280 North Orlando Avenue, Suite 218, Winter Park, FL 32789 as the principal accountant to audit the registrant's financial statements. Prior to engaging Berman, Hopkins & Moss, LLP, the registrant did not consult them about the application of accounting principals to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements.

     The Registrant's previous independent accountant, Robert N. Clemons, CPA, PA, was a sole practitioner who died suddenly and unexpectedly on September 23, 2005, which necessitated the change.

     The former auditor's report on our financial statements for either of the last two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principals. We did not have any disagreements with our former auditor on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure during the two most recent fiscal years and the subsequent interim period until the death of our auditor on September 23, 2005. Because of his death, we are unable to provide a copy of our disclosure in this Form 8-K or to procure a letter from our predecessor accountant agreeing or disagreeing with our statements in this paragraph.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 23, 2005                CORNERSTONE MINISTRIES
                                 INVESTMENTS, INC.


                                 By: /S/John T. Ottinger
                                    --------------------------------------------
                                        John T. Ottinger
                                        Vice President, Chief Operating Officer,
                                              Chief Financial Officer


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